UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2019

FGL HOLDINGS

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37779	98-1354810
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4th Floor

Boundary Hall, Cricket Square

Grand Cayman, Cayman Islands

KY1-1102

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (800) 445-6758

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value $.0001 per share	FG	New York Stock Exchange
Warrants to purchase ordinary shares	FG WS	New York Stock Exchange

Item 5.07 Submission of Matters to a Vote of Security Holders

FGL Holdings (the “Company”) held its 2019 annual general meeting of shareholders (the “Meeting”) on May 7, 2019. The matters that were voted upon at the Meeting, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter where applicable are set forth below.

(i) To elect three Class C Directors:

	For	Against	Abstain
Christopher O. Blunt	178,083,628	595,210	775,896
Timothy M. Walsh	156,600,225	22,078,495	776,014
Menes O. Chee	154,934,946	23,743,892	775,896

There were 18,616,310 broker non-votes represented at the Meeting with respect to this matter.

(ii) To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2019:

For	Against	Abstain
195,456,219	1,847,044	767,781

There were 0 broker non-votes represented at the Meeting with respect to this matter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 10, 2019	FGL HOLDINGS

	By:	/s/ Eric L. Marhoun
Name: Eric L. Marhoun
Title: Secretary and General Counsel